Events After the Reporting Period (Restated)	6 Months Ended
Dec. 31, 2024
Events After the Reporting Period (Restated) [Abstract]
EVENTS AFTER THE REPORTING PERIOD (RESTATED)
34.	EVENTS AFTER THE REPORTING PERIOD (RESTATED)

Since 1 January 2025 to the date of authorising these accounts, European Lithium Ltd provided funding of $0.8 million to the Company and the Company repaid funds of $1.6 million to European Lithium Ltd in respect to previous amounts advanced.

On 21 January 2025, the Company announced that it had approved a comprehensive bitcoin (BTC) treasury strategy, adopting BTC as a primary asset in its treasury program. As part of the convertible note financing, led by JBA Asset Management, Critical Metals Corp may have access to up to $500 million to purchase BTC subject to the conditions of the Transaction Documents, with $100 million closing in the first tranche (the “Initial Closing”), which may be used to purchase BTC, subject to certain conditions being met. The $100 million first tranche was issued with 100% warrant coverage and subsequent tranches totalling up to $400 million at the Buyers discretion will have 50% warrant coverage. At the Initial Closing, the Company shall issue to the lead investor (i) 1,000,000 ordinary shares of the Company and (ii) warrants to purchase 14,285,714 ordinary shares. The Initial Closing is expected to occur in the second quarter of 2025; however, no assurances can be given that the closing conditions will be met or that the Initial Closing will occur.

On 7 February 2025, the Company completed a private placement of its ordinary shares resulting in aggregate gross proceeds of approximately US$24.6 million (before expenses). Funding raised will be used in developing plans for both the Tanbreez Project and Wolfsberg Project and for general corporate and working capital purposes. Under the terms of the securities purchase agreement, the Company issued approximately 4.9 million ordinary shares (the “PIPE Shares”) and warrants to purchase ordinary shares (the “PIPE Warrants”), in an amount equal to 100% of the aggregate PIPE Shares, an aggregate offering price of US$5.00 per PIPE Share and PIPE Warrant. The PIPE Warrants have a strike price of US$7.00 and an expiry date of 4-years from Issue Date. The shares sold in the private placement are subject to resale registration rights.

On 27 February 2025, the Company announced the appointment of Mr Michael Ryan as Independent Director to the Company’s Board effective 1 March 2025. On the same day, the Company entered into an agreement with Mike Ryan for the provision of consulting services. Under the terms of the agreement, the consultant was offered 100,000 RSU’s which vest on 1 July 2025 subject to the consultant being engaged by the Company at this time.

On 27 February 2025, the Company delivered a notice of price adjustment to certain holders of private warrants (the “Private Warrants”) to purchase Ordinary Shares. Pursuant to the terms of the Private Warrants, upon the occurrence of certain specified events, the warrant price and/or number of shares issuable upon exercise of such Private Warrants is subject to adjustment from time to time as set forth therein. As a result of certain events, the exercise price of the Private Warrants was adjusted to $5.00 per share effective as of February 27, 2025. Holders of the Private Warrants include Polar Multi-Strategy Master Fund, certain funds affiliated with Empery Asset Management, LP and Gem Global Yield LLC SCS. In the aggregate, the Private Warrants are exercisable for 3,564,797 Ordinary Shares.

The GEM Investor, on the first anniversary of the closing of the Business Combination, was granted the right to require us to purchase the GEM Warrant from GEM Global in exchange for a number of Ordinary Shares having a value equal to $27,200,000. On February 27, 2025, the GEM Investor delivered notice of its exercise of this right, but as of the date hereof such shares had not yet been issued.

Pursuant to letter agreements entered into with GEM Global and GYBL, we agreed to deliver, in lieu of the Commitment Fee Put Amount on the date upon which it was otherwise due and payable, a cash payment of $3,500,000 following the consummation of a capital raising transaction. The private placement transaction that occurred on 7 February 2025 constitutes a capital raising transaction and such cash payment payable under the letter agreement accrues interest at a 10% annual rate until paid. As of the date hereof, we have not made such payment.

On 28 February 2025, the Board resolved to approve the issue of 500,000 shares in CRML and a bonus cash payment of US$100,000 to the CEO and Executive Chairman Mr Tony Sage.

On 13 March 2025, we announced the maiden mineral resource estimate (MRE) in accordance with Regulation SK-1300 report for the Tanbreez Project.

On 13 March 2025, the Company entered into a letter agreement with the Obeikan Group extending the long stop end date to 30 June 2025 thus allowing the Company additional time to satisfy the outstanding conditions precedent in respect to the joint venture.

No other matters or circumstances have arisen since the end of the financial year which significantly altered or may significantly alter the operations of the Company, the results of those operations or the state of affairs of the Company in financial years subsequent to 31 December 2024.